UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51072

Oregon	93-0856709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9100 S.W. Gemini Drive Beaverton, Oregon	97008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 601-1000

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 1, 2013, Cascade Microtech, Inc. (the “Company”) acquired all of the outstanding shares of ATT Advanced Temperature Test Systems GmbH (“ATT”) pursuant to an agreement (the “Purchase Agreement”) with ATT Holding GmbH, a limited liability company incorporated in Germany, and ATT. The purchase price for ATT included cash of approximately 9.2 million euro, or approximately $12.4 million (net of cash acquired of approximately 0.4 million euro), and approximately 1.6 million shares of the Company’s common stock valued at $14.5 million. Approximately 8.8 million euro was paid at closing with an additional 0.8 million euro to be paid over 24 months. The purchase price is subject to adjustments for working capital and any claims related to representations and warranties.

On October 3, 2013, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) to report the Company’s acquisition of ATT. The Company stated in the Initial 8-K, under parts (a) and (b) of Item 9.01, that the Company would file the required historical financial statements for ATT and pro forma financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends the Initial 8-K in order to provide the required financial information.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited Balance Sheet as of October 31, 2012, audited Statement of Income and Statement of Cash Flows for the year ended October 31, 2012 and the accompanying notes thereto of ATT are filed as Exhibit 99.1 and are incorporated herein by reference.

The unaudited Balance Sheet as of October 1, 2013 and the unaudited Statement of Income and Statement of Cash Flows for the eleven month transition period ended October 1, 2013 are filed as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company and ATT is filed as Exhibit 99.3 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2013;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2013; and

•	Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

23.1	Consent of Deloitte & Touche GmbH.

99.1	Audited Financial Statements of ATT as of and for the year ended October 31, 2012.

99.2	Unaudited Financial Statements of ATT as of and for the eleven month transition period ended September 30, 2013.

99.3	Unaudited pro forma condensed consolidated financial statements and notes thereto as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2013	CASCADE MICROTECH, INC. (Registrant)

	By:	/s/ JEFF KILLIAN
Jeff Killian
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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